UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 30, 2018

OCEANFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)
110 WEST FRONT STREET, RED BANK, NEW JERSEY 07701
(Address of principal executive offices, including zip code)
(732)240-4500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM	7.01 REGULATION FD DISCLOSURE

OceanFirst Financial Corp. (the "Company") is scheduled to make presentations to current and prospective investors after July 30, 2018. Attached as Exhibit 99.1 of this Form 8-K is a copy of the presentation which OceanFirst Financial Corp. will make available at these presentations and will post on its website at www.oceanfirst.com. This report is being furnished to the SEC and shall not be deemed "filed" for any purpose.

ITEM	8.01 OTHER EVENTS

The Company will host an Investor Day on September 12, 2018, at 110 West Front Street, Red Bank, New Jersey 07701. For additional information regarding Investor Day, please contact Jill A. Hewitt, Senior Vice President, Director of Investor Relations & Corporate Communications, at jhewitt@oceanfirst.com or at (732) 240-4500, ext. 7513.

ITEM	9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    EXHIBITS

99.1    Text of written presentation which OceanFirst Financial Corp. intends to provide to current and prospective investors after July 30, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

Dated:	July 30, 2018	/s/ Michael J. Fitzpatrick
Michael J. Fitzpatrick
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit    Description

99.1Text of written presentation which OceanFirst Financial Corp. intends to provide to current and prospective investors after July 30, 2018.